IRELAND INC

Presentation for LD Micro Conference

December 2009

Forward Looking Statements

This Presentation may contain, in addition to historical information, forward-looking statements.  Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential,“ "should," and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www. sec.gov.

Company Vision

Build Ireland (IRLD) into a significant mid-tier mining company

• IRLD has two precious metal projects with significant potential

• Columbus Project - Acquired 100% Gold / Silver mining rights Option to Expand

• Red Mountain Project – Option to buy 100% Gold / Tungsten / Silver mining rights

Columbus Project- Opportunity

With permits already granted, the Columbus Project is
expect to be in production in 2010.

Prefeasibility work and drilling programs for the Columbus Project have been ongoing for the past several years and have:

  Identified an area containing approx. 200 million tons of mineable material with an average sample head grade of 0.041 oz/per ton Au Equivalent

  Conducted pilot scale tests indicating extraction rates of precious metals of 70% to 83%

  Identified a simple low-cost direct leach extraction process

Ireland is an unrecognized investment opportunity and could achieve substantially higher valuations based on the progress of its technical program and the value of its resources/reserves.

Overview

Columbus Project Mill-Site Facility	Columbus Project • Gold and Silver Project • A “dry salt marsh” with drill indicated zones of surface mineable material • Mine site production permit has been granted • Short production horizon

Location

The Project is located between Las Vegas & Reno in the Columbus Basin, in Esmeralda County, Nevada – a region with a proven history of major discoveries of gold and silver.

Rich Regional History

Columbus Project is in a mineralized area:

• Round Mountain (Gold)*
• Owned by Barrick and Kinross
• 20 M oz gold deposit
• 16 M oz mined (12M oz extracted to 2008)
• 97% “invisible” gold
• Head Grade 0.018 opt Au
• 2008 Production: +/-600k oz Au
@125K tpd ore (cyanide)
• ~ 60 miles from Columbus Project

• Candelaria (Silver)*
• Original claims in 1860’s
• 151 M oz of silver identified
• 68 M oz of silver mined
• ~ 5 miles from Columbus Project
* - data from published reports

Project Assets

The Columbus Project consists of :

• 19,680 acres of mineral claims on federal land administered by the BLM (Bureau of Land Management), with an option for an additional ~22,640 acres.

• 380 acres permitted to 40 feet for extraction of gold, silver and production of Calcium Carbonate (Zone A - Permitted Mine Area)

- 320 acre mine site, 60 acre mill site
- 15,000 sq ft mill building

• Water usage rights of aquifers in basin

• 80 acres of private land

- Future development flexibility

Technical Program

* New cost estimatesand recent test results have led the Company to believe that the dredge mining method could mine up to 200 feet.

2008 Exploratory Drill Program

• 39-hole drill program conducted in “Area of Interest” (~5,000 acres / 8 sqr miles)

• New Gold/Silver Discovery – Large Tonnage Potential

• Three surface mineable areas: ~1,590 acres

• Surface up to 200 foot depth

• ~200MM tons potentially mineable material

• Sample average 0.041 opt Au equivalent

• Gold is fine and entombed in clays. The challenge of the project will be to extract the Gold from these clays

Zone B – Mineralized Intercepts

• Mineralized intercepts	• Mineralization appears	• Dredge mining method
(identified to date)	to be unbounded in all	could cost effectively
average grade of 0.045	directions	mine up to 200 foot depth
opt Au Equivalent		or more

Project Prefeasibility

Extraction Leach Test Results

Parameter	Test Size (lbs)	Au Equivalent Head Grade (opt)	% Recovered into Solution	% Recovered as Metal-in-Hand
Zone A – Permitted Mine Area	1,738	0.062	86.6%	69.4%
Zone B – Hole (S7B)	2,000	0.070	94.4%	84.1%
Zone B – Drill Composite (S1B)	5.5	0.041	91.0%	n/a
Zone B – Drill Composite (S9B)	5.5	0.074	90.0%	n/a
Zone B – Drill Composite (S12B)	5.5	0.057	80.6%	n/a

  Bench Scale Tests (5.5 pounds) are not large enough to recover on resins or activated carbon, instead, precious metals were extracted by precipitation from leach solution

  Zone B is located 3 miles south of the Zone A – Permitted Mine Area

Independent Confirmation

All reported work to date has been completed and performed by third party engineers/geologists under Chain of Custody (COC)

Technical Team – Independent firms:

Permitting

  Lumos & Associates – based in Reno, NV

Project Resources

  McEwen Geological – Drill program management / Modeling
  Arrakis Inc. – Mining and production process design/ Metallurgy
  AuRIC Metallurgical Labs – Drill sample analysis / Metallurgy

Project Feasibility

  Arrakis – Pilot Plant Operations/Project Construction
  AuRIC – Leach Testing / Extraction Process Development

Project Pre-Feasibility

Process Flow Diagram

Estimated Operating Costs (similar to typical Tank Leach Operations) ~ $10/ton

Current Production Permits: mine up to 792,000tpy in Zone A – Permitted Mine Area, a 320-acre area, to a depth of 40 ft. (estimated mine life 17+ years)

2009 Completed Milestones

• Discovered mineralized areas; ~1,590 acres potential

• Average Sample grade of 0.041 opt Au equivalent
• Completed two ~2,000-lbs pilot scale leach tests
• Extracted Au & Ag with simple direct leach process
• Recovered ~70% to 83% of Au and Ag as metal-in-hand

• Completed eight bench scale tests (~5.5 lbs)

• Extracted Au and Ag to show consistency in extraction
• Tests used to define and refine extraction process

• ~200MM tons of mineable material identified from 2008 drill program results

• Operated mine (dredge) and pilot plant to test mining and concentrating methods

Project Development – 2009/2010

Determine Increased Project Resources/Reserves

• Expanded drilled area with completed 2009 drill program
• Calculate increased project resources and reserves
• Complete resources/reserves technical report

Complete Project Feasibility

• Complete additional bench/bulk leach tests to refine process
• Operate on-site pilot plant to optimize/finalize production process
• Determine operating/capital costs for full production
• Complete site plan for full production facility
• Complete application for permit modifications (if necessary)

Project  Summary

The Columbus Project represents a solid exploration and production opportunity:

• Full permit for the extraction of Gold and Silver and the production of Calcium Carbonate

• “Big Box Store” of mining operations: high volume and low cost

• Near term production potential

Financial Information

Capitalization and Finances

Capitalization (11/30/2009)
Issued and Outstanding	110,899,442
Free Float	~54,000,000
Total Fully Diluted	137,722,430
Market Capitalization (current)	~$50 M
Finances
Cash (09/30/09)	~$592,000
Recent Financing	~$4,800,000
Budget (Oct 1 ‘09 to June 30 ‘10)	$3,312,000

Expenses

Cash Expenses

Budget (09/01/09 – 06/30/10)

Columbus Project

Property Payments	$ 30,000

Drilling Program and Resource Estimates	395,000

Pilot Plant / Project Feasibility	1,887,000

Columbus Project Sub-Total	2,312,000

Red Mountain Project	60,000

General and Admin.	940,000

Cash Expenditure	$3,312,000

Investment Summary

  Exploration company with goal of production in 2010

  Columbus project has already identified approx. 200m tons of mineable material – avg. sample grade of 0.041 opt of gold equivalent

  Assembled Talented Technical Team

  Strong Mineral / Metal Prices

Ireland Inc.

Corporate Office:

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV, 89052
(702) 932-0353
info@irelandminerals. com
http://www. irelandminerals.com

InvestorRelations:

Terri MacInnis	R. Jerry Falkner, CFA
Bibicoff + MacInnis, Inc.	RJ Falkner & Company, Inc.
Tel: 818-379-8500	Tel: 800-377-9893
Email: terri@bibimac.com	Email: info@rjfalkner.com